EXHIBIT 99.4
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

Goldman Sachs                       GSAA-05 MTR1
==============================================================================

----------------------------------
Stats
----------------------------------
Count: 882
Schedule Balance:
$439,993,317.90
AverageSched Bal: $498,858.64
GrossWAC: 5.967
NetWAC: 5.688
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 4.78
Periodic CAP: 1.77
MAXRATE: 11.92
MINRATE: 2.77
MTR: 47.00
MARGIN: 2.77
OLTV: 74.24
COLTV: 85.96
FICO: 724.393
----------------------------------


---------------------------------------
Current Rate                    Percent
---------------------------------------
4.001 - 4.500                      0.21
4.501 - 5.000                      4.65
5.001 - 5.500                     17.55
5.501 - 6.000                     36.10
6.001 - 6.500                     29.93
6.501 - 7.000                     10.04
7.001 - 7.500                      0.73
7.501 - 8.000                      0.37
8.001 - 8.500                      0.41
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Scheduled Balance               Percent
---------------------------------------
0.01 - 50,000.00                   0.02
50,000.01 - 100,000.00             0.18
100,000.01 - 150,000.00            0.89
150,000.01 - 200,000.00            1.80
200,000.01 - 250,000.00            3.96
250,000.01 - 275,000.00            1.94
275,000.01 - 350,000.00            7.47
350,000.01 - 400,000.00            7.45
400,000.01 - 450,000.00            7.99
450,000.01 - 500,000.00            7.61
500,000.01 - 550,000.00            6.35
550,000.01 - 600,000.00            7.09
600,000.01 - 750,000.00           15.63
750,000.01 - 850,000.00            5.44
850,000.01 - 950,000.00            3.53
950,000.01 - 1,000,000.00          9.44
1,000,000.01 - 1,250,000.00        4.21
1,250,000.01 - 1,500,000.00        6.40
1,500,000.01 >=                    2.59
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Original Term                   Percent
---------------------------------------
336                                0.04
360                               99.96
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
RemTerm                         Percent
---------------------------------------
334.000                            0.04
353.000                            0.19
354.000                            0.41
355.000                            0.05
356.000                            1.57
357.000                            4.85
358.000                           29.69
359.000                           35.45
360.000                           27.74
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Am WAM                          Percent
---------------------------------------
0.000 - 59.999                    96.19
300.000 - 359.999                  3.43
360.000 >=                         0.38
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Age                             Percent
---------------------------------------
0                                 27.74
1                                 35.45
2                                 29.73
3                                  4.85
4                                  1.57
5                                  0.05
6                                  0.41
7                                  0.19
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
States                          Percent
---------------------------------------
CA                                84.02
AZ                                 2.88
FL                                 3.73
NV                                 1.94
NJ                                 0.90
WA                                 0.28
NY                                 0.93
CO                                 0.45
NC                                 0.89
SC                                 0.55
Other                              3.42
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Original LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.89
50.001 - 60.000                    4.43
60.001 - 70.000                   20.47
70.001 - 75.000                   14.25
75.001 - 80.000                   58.90
85.001 - 90.000                    0.03
90.001 - 95.000                    0.03
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Combined LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.66
50.001 - 60.000                    3.33
60.001 - 70.000                   12.05
70.001 - 75.000                    9.09
75.001 - 80.000                   14.56
80.001 - 85.000                    1.11
85.001 - 90.000                   15.48
90.001 - 95.000                    7.56
95.001 - 100.000                  35.17
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
FICO                            Percent
---------------------------------------
620.000 - 639.999                  0.31
640.000 - 659.999                  1.06
660.000 - 679.999                 10.65
680.000 - 699.999                 20.52
700.000 - 719.999                 18.16
720.000 - 739.999                 13.91
740.000 - 759.999                 12.33
760.000 - 779.999                 12.61
780.000 - 799.999                  7.55
800.000 - 819.999                  2.91
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
PMI                             Percent
---------------------------------------
OLTV <= 80 - NO MI                99.94
PMI MORTGAGE INSURANCE CO          0.03
REPUBLIC MORTGAGE INSUANCE CO      0.03
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Occupancy Code                  Percent
---------------------------------------
NON OWNER                         14.29
OWNER OCCUPIED                    82.85
SECOND HOME                        2.86
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Property Type                   Percent
---------------------------------------
2-4 FAMILY                         8.94
CONDO                             11.15
CO-OP                              0.03
PUD                               14.16
SINGLE FAMILY                     65.71
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Purpose                         Percent
---------------------------------------
CASHOUT REFI                      26.09
PURCHASE                          68.02
RATE/TERM REFI                     5.89
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Documentation Type              Percent
---------------------------------------
FULL/ALT                           8.42
NO DOC/NINA/NO RATIO              12.64
STATE INCOME/STATED ASSET          2.04
STATED INCOME/VERIFIED ASSET      76.90
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Interest Only                   Percent
---------------------------------------
N                                  3.81
Y                                 96.19
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Interest Only Term              Percent
---------------------------------------
0.000                              3.81
36.000                             0.15
60.000                             4.25
84.000                             0.22
120.000                           91.57
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Silent                          Percent
---------------------------------------
N                                 32.89
Y                                 67.11
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Prepay Flag                     Percent
---------------------------------------
N                                 11.74
Y                                 88.26
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Prepay Term                     Percent
---------------------------------------
0.000                             11.74
4.000                              0.10
6.000                             55.79
36.000                            23.77
60.000                             8.60
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
DTI                             Percent
---------------------------------------
<= 0.000                          12.69
0.001 - 10.000                     0.36
10.001 - 20.000                    4.12
20.001 - 30.000                   20.47
30.001 - 40.000                   50.11
40.001 - 50.000                   12.22
50.001 - 60.000                    0.03
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Conforming                      Percent
---------------------------------------
CONFORMING                        21.69
NON CONFORMING                    78.31
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Arm Index                       Percent
---------------------------------------
1 MONTH LIBOR                      1.43
1 YEAR LIBOR                       5.04
6 MONTH LIBOR                     93.54
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Margins                         Percent
---------------------------------------
1.501 - 2.000                      0.17
2.001 - 2.500                     40.29
2.501 - 3.000                     18.77
3.001 - 3.500                     40.06
4.501 - 5.000                      0.72
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
First Adjustment Cap            Percent
---------------------------------------
1.000                             22.86
2.000                              0.87
5.000                              5.14
6.000                             70.97
12.000                             0.17
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Periodic Cap                    Percent
---------------------------------------
1.000                             23.12
1.625                              0.17
2.000                             76.71
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Max Rate                        Percent
---------------------------------------
10.001 - 10.500                    2.74
10.501 - 11.000                    7.35
11.001 - 11.500                   14.94
11.501 - 12.000                   33.20
12.001 - 12.500                   29.88
12.501 - 13.000                   10.38
13.001 - 13.500                    0.73
13.501 - 14.000                    0.37
14.001 - 14.500                    0.41
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Floor Rate                      Percent
---------------------------------------
1.501 - 2.000                      0.17
2.001 - 2.500                     40.29
2.501 - 3.000                     18.77
3.001 - 3.500                     40.06
4.501 - 5.000                      0.72
---------------------------------------
Total:                           100.00
---------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                              Sep 29, 2005 22:36                   Page 1 of 2

Goldman Sachs                       GSAA-05 MTR1
==============================================================================

---------------------------------------
Months To Roll                  Percent
---------------------------------------
 1.                                1.43
 3.                                0.27
 4.                                4.56
 5.                                9.38
 6.                                7.77
29.                                0.19
30.                                0.41
31.                                0.05
32.                                0.66
33.                                0.76
34.                                2.51
35.                                1.92
36.                                1.69
56.                                0.92
57.                                3.31
58.                               21.50
59.                               21.37
60.                               15.76
81.                                0.09
82.                                0.28
83.                                0.46
84.                                0.49
117.                               0.42
118.                               0.41
119.                               1.73
120.                               1.68
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Number of Units                 Percent
---------------------------------------
1                                 91.06
2                                  4.39
3                                  2.22
4                                  2.33
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Product Type                    Percent
---------------------------------------
1 MONTH ARM                        1.43
10 YEAR ARM                        4.25
3 YEAR ARM                         8.13
5 YEAR ARM                        62.77
6 ONTH ARM                        21.90
7 YEAR ARM                         1.52
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Self Employment Flag            Percent
---------------------------------------
N                                 63.56
Y                                 36.44
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Originator                      Percent
---------------------------------------
METROCITIES                      100.00
---------------------------------------
Total:                           100.00
---------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                              Sep 29, 2005 22:36                   Page 2 of 2